                                                                  Exhibit 10.39

                             UNCONDITIONAL GUARANTY

      THIS UNCONDITIONAL GUARANTY (the "Guaranty") is made as of April 23, 2004, by each of the entities that is a party to this Guaranty or that hereafter becomes a party to this Guaranty by executing and delivering a separate joinder agreement (collectively, the "Guarantor"), in favor of MOTOROLA , INC., a Delaware corporation, in its capacity as agent for itself and the other Motorola Parties (in such capacity, "Motorola").

                             Preliminary Statements

      (a) Brightstar Corp., a Delaware corporation ("Brightstar"), is a party to the Payment Terms Agreement referred to below.

      (b) The Guarantor is a Foreign Subsidiary (as defined below).

      (c) It is a condition to the obligations of Motorola Parties under the Payment Terms Agreement and the other Brightstar Documents that the Guarantor enter into this Guaranty, which the Guarantor is willing to do.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor (jointly and severally) agrees as follows:

      1. Definitions. All capitalized terms used but not defined in this Guaranty have the meanings given in the Amended and Restated Payment Terms Agreement, dated as of April 23, 2004, by and among Motorola, Inc. (in its capacity as agent for itself and the other Motorola Parties), Brightstar Corp. and the other persons and entities that are parties thereto as the same may be amended, restated, supplemented or otherwise modified from time to time, (the "Payment Terms Agreement"). In addition, the following terms have the following meanings as used in this Guaranty:

      "Foreign Subsidiary" means any direct or indirect Subsidiary of Brightstar now or hereafter created and that is organized outside of the United States of America and its territories (including, without limitation, Brightstar Puerto Rico, Inc.), together with any successors and assigns of such Subsidiaries.

      "Foreign Subsidiary Obligations " means all obligations of any of the Foreign Subsidiaries to any of the Motorola Parties, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including, without limitation: (a) all obligations of any of the Foreign Subsidiaries under any of the Brightstar Documents; (b) the payment of any invoices that any of the Motorola Parties has rendered or may render in the future against any of the Foreign Subsidiaries;
(c) the payment of any contracts or other evidences of indebtedness that any of the Foreign Subsidiaries may deliver to any of the Motorola Parties for goods or services; (d) the payment of any applicable taxes of any kind that may arise out of or relate to clause (a), (b) or (c) that may be levied against any of the Motorola Parties by a proper taxing authority; (e) the payment of any interest, penalty or late charge that may arise out of or relate to the failure of any of the Foreign Subsidiaries to pay any

             Unconditional Guaranty (Foreign Subsidiaries) - Page 1

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of the Motorola Parties, whether (i) assessed by any of the Motorola Parties against any of the Foreign Subsidiaries as part of the normal collection practices of any of the Motorola Parties; or (ii) assessed by others against any of the Motorola Parties; (f) the payment of principal, interest and any other amounts due or to become due, whether by acceleration or otherwise, under all other obligations of any of the Foreign Subsidiaries to any of the Motorola Parties, and (g) the payment of any costs or expenses incurred by any of the Motorola Parties in collecting all or any portion of the foregoing or in obtaining, preserving, perfecting and enforcing any security interest granted by any of the Foreign Subsidiaries or in maintaining, preserving and collecting the property subject to any such security interest.

      2. Guaranty. The Guarantor hereby jointly and severally unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all of the Foreign Subsidiary Obligations. The amount that the Guarantor is obligated to pay hereunder is unlimited. Further, whether or not suit is brought by Motorola to acquire possession of any collateral of the Guarantor or to enforce collection of any unpaid balance(s) under any of the Brightstar Documents against any of the Foreign Subsidiaries, the Guarantor expressly hereby agrees to pay all legal expenses and the reasonable attorney's fees (including those relative to appellate proceedings, if any) actually incurred by Motorola in enforcement of any of the Foreign Subsidiary Obligations or any of the Brightstar Documents against any of the Foreign Subsidiaries. For the avoidance of doubt, this Guaranty does not cover the obligations of any of the Brightstar Parties that is not a Foreign Subsidiary (including, without limitation, any obligations of Brightstar).

      3. Other Documents. The Guarantor has made other representations and warranties to Motorola and has entered into various other agreements with Motorola including but not limited to those set forth in the Brightstar Documents to which the Guarantor is a party. The Guarantor acknowledges that the provisions of the Foreign Subsidiary Security Agreement under the heading "Bankruptcy" are incorporated herein by reference and that each reference to the "Agreement" in the provisions of the Foreign Subsidiary Security Agreement under the heading "Bankruptcy" shall also be deemed to be a reference to this Guaranty.

      4. Unconditional Nature of Guaranty. This Guaranty is and shall remain an unconditional and continuing guaranty of payment and not of collection, shall remain in full force and effect irrespective of any interruption(s) in the business or other dealings and relations of any of the Foreign Subsidiaries with any of the Motorola Parties and shall apply to and guarantee the due and punctual payment of all Foreign Subsidiary Obligations. To that end, the Guarantor hereby expressly waives any right to require Motorola to bring any action against any of the Foreign Subsidiaries or any other person(s) or to require that resort be had to any security or to any balance(s) of any deposit or other account(s) or debt(s) or credit(s) on the books of any of the Motorola Parties in favor of any of the Foreign Subsidiaries or any other person(s). The Guarantor acknowledges that its liabilities and obligations hereunder are primary rather than secondary. To that end and without limiting the generality of the foregoing, the Guarantor herewith expressly waives any rights it otherwise might have had under provisions of the law of the State of Florida to require Motorola to attempt to recover against any of the Foreign Subsidiaries and/or to realize upon any securities or collateral security which Motorola or any of the Motorola Parties holds for the Foreign Subsidiary Obligations. Notwithstanding the satisfaction or performance of the Foreign Subsidiary Obligations, the Guarantor's liability shall

             Unconditional Guaranty (Foreign Subsidiaries) - Page 2

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continue to exist for so long as the satisfaction of the Foreign Subsidiary
Obligations could be set aside or such Foreign Subsidiary Obligations could otherwise be reinstated under bankruptcy, insolvency, fraudulent conveyance, debtor relief, or other similar laws of any Federal, State of other competent jurisdiction.

      5. Timeliness. TIME IS OF THE ESSENCE HEREOF.

      6. Set-off. If any process is issued or ordered to be served upon any of the Motorola Parties, seeking to seize any right and/or interest of the Guarantor or any of the Foreign Subsidiaries in any amounts owed by any of the Motorola Parties, if any, the balance(s) owed shall immediately be deemed to have been and shall be set-off against any and all Foreign Subsidiary Obligations and/or all obligations and liabilities of the Guarantor hereunder, as of the time of the issuance of any such writ or process; whether or not the Guarantor, the Foreign Subsidiaries and/or any of the Motorola Parties shall then have been served therewith.

      7. Application of Payments. All moneys available to and/or received by Motorola for application toward payment of (or reduction of) the Foreign Subsidiary Obligations may be applied by Motorola in such manner, and apportioned in such amount(s) and at such time(s), as Motorola, in its sole discretion, may deem suitable or desirable.

      8. Security Interest. As security for any and all liabilities of the Guarantor hereunder now existing or hereinafter arising, or otherwise, the Guarantor hereby grants Motorola a security interest in any and all moneys or other property, i.e. goods and merchandise, as well as all documents relative thereto; also, funds, investment securities, chooses in action and any and all other forms of property, whether real, personal or mixed, and any right, title, or interest of the Guarantor therein or thereto and/or the proceeds thereof, which have been or may hereafter be left with any of the Motorola Parties (or with any agent or other third party acting on behalf of any of the Motorola Parties) by or for the account or credit of the Guarantor, including (without limitation of the foregoing), any property in which the Guarantor may have any interest.

      9. Perfection Irrelevant. The Guarantor agrees that its liability hereunder shall not be diminished by any failure on the part of Motorola to perfect (by filing, recording, or otherwise) any security interest(s) it may have in any property securing this Guaranty and/or the Foreign Subsidiary Obligations secured hereby and hereunder.

      10. Consents and Waivers. The Guarantor further hereby consents and agrees that Motorola may at any time, or from time to time, in its sole discretion: (a) extend or change the time of payment, and/or the manner, place or terms of payment of any or all of the Foreign Subsidiary Obligations; (b) exchange, release and/or surrender all or any of the collateral security, or any part(s) thereof, by whomsoever deposited, which is or may hereafter be held by it in connection with all or any of the Foreign Subsidiary Obligations and/or any liabilities or obligations of the Guarantor hereunder; (c) sell or otherwise dispose of an/or purchase all or any of such collateral at public or private sale, or to or through any Investment Securities Broker, and after deducting all costs and expenses of every kind for collection, preparation for sale, sale or delivery, the net proceeds of any such sale(s) or other disposition may be applied by Motorola upon all or any of the Foreign Subsidiary Obligations; (d) add (or fail to add) additional Foreign Subsidiaries as a Guarantor under this Guaranty by one or more separate joinder agreements; (e)

             Unconditional Guaranty (Foreign Subsidiaries) - Page 3

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release any endorser of the Foreign Subsidiary Obligations or any guarantor thereof, with or without consideration and without notice to or further consent from the Guarantor and such release shall not in any way affect the liability of the undersigned; (f) settle or compromise with any of the Foreign Subsidiaries (and/or any other person(s) liable thereon) any and all of the Foreign Subsidiary Obligations (including but not limited to, any insurance applicable to the Foreign Subsidiary Obligations) and/or subordinate the payment of all or any part of same, to the payment of any other debts or claims, which may at any time(s) be due or owing to Motorola, any of the Motorola Parties and/or any other person(s); (g) alter, extend, change, modify, release, waive or cancel any covenant, agreement, condition, obligation or provision contained in any or all Brightstar Documents; all in such manner and upon such terms as Motorola may deem proper and/or desirable, and without notice to or further assent from the Guarantor, it being agreed that the Guarantor shall be and remain bound upon this Guaranty, irrespective of the existence, value or condition of any collateral; and notwithstanding any such change, exchange, settlement, compromise, surrender, release, foreclosure, sale or other disposition, application, renewal or extension and notwithstanding also that the Foreign Subsidiary Obligations may at any time(s) exceed the aggregate principal sum hereinabove prescribed (if any such limiting sum appears). Further, this Guaranty shall not be construed to impose any obligations on Motorola or any of the Motorola Parties to extend or continue to permit extended payment terms or otherwise deal with any of the Brightstar Parties at any time.

      11. Deemed Authority. This Guaranty covers all Foreign Subsidiary Obligations purporting to be created or undertaken on behalf of any of the Foreign Subsidiaries by any officer, partner, manager or agent of such organizations, without regard to the actual authority of any such officer, partner, manager or agent, whether or not corporate resolutions, proper or otherwise, are given by any Foreign Subsidiary to Motorola or any of the Motorola Parties, and/or whether or not such purported organizations are legally chartered or organized.

      12. Subrogation and Subordination. In consideration of Motorola's permitting extended payment terms by the Brightstar Parties, which continued right is subject to Motorola's sole discretion and subject to the terms of the Payment Terms Agreement and the other Brightstar Documents, the Guarantor hereby agrees:

            (a) To subordinate, and by this Guaranty does subordinate, all debts and other obligations now or hereafter owed by any of the Brightstar Parties to the Guarantor to any and all debts of any of the Brightstar Parties to any Motorola Party now or hereafter existing while this Guaranty is in effect.

            (b) Every note evidencing any part of the subordinated debt and other obligations and every ledger page relating thereto will bear a legend, which will indicate this subordination.

            (c) Except to the extent permitted by the Payment Terms Agreement, the Guarantor will not request or accept payment of any principal of, interest on or security for, any part of the subordinated debt or other obligations (and will not claim any offset or other reduction of the Guarantor's obligations hereunder because of any such subordinated debt or other obligation), and if all or part of it should be paid to the Guarantor, through error or otherwise, the Guarantor will immediately forward every such payment to Motorola in the form

              Unconditional Guaranty (Foreign Subsidiaries) -Page 4

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received, properly endorsed to the order of Motorola, to apply on any debt or other obligations then owing to any Motorola Party by any of the Brightstar Parties. This subordination shall continue in full force and effect as long as this Guaranty is in effect.

            (d) The Guarantor further agrees that it will not assert any right to which it may be or become entitled, whether by subrogation, contribution or otherwise against any of the Brightstar Parties or any of their respective properties, by reason of the performance of the undersigned of its obligations under this Guaranty, except after payment in full of all amounts (including cost and expenses) which may become payable in respect of or under the Brightstar Obligations.

      13. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and the successors and assigns of the Guarantor, and it shall inure to the benefit of, and be enforceable by, Motorola and its successors, transferees and assigns.

      14. Additional Definitions. Further all terms or expressions contained herein that are defined in the Uniform Commercial Code of the State of Florida shall be the same meaning herein as in said Code.

      15. No Waiver. No waiver by Motorola of any default(s) by the Guarantor or any other party shall operate as a waiver of any other default or of the same default on a future occasion. Further, use of the masculine or neuter pronoun herein shall include the masculine, feminine and neuter, and also the plural. The term "the Guarantor" as used herein, shall mean the "the Guarantors and each of them." Motorola, or any other holder hereof, may correct patent errors in this Guaranty.

      16. Waiver of Formalities. The Guarantor hereby waives (i) notice of acceptance of this Guaranty; (ii) notice(s) of extensions of credit and/or continuations of credit extensions to any of the Foreign Subsidiaries by Motorola; (iii) notice(s) of entering into and engaging in business transactions and/or contractual relationships and any other dealings between any of the Foreign Subsidiaries and Motorola, (iv) presentment and/or demand for payment of any of the Foreign Subsidiary Obligations; (v) protest or notice of dishonor or default to the Guarantor or to any other person with respect to any of the Foreign Subsidiary Obligations; (vi) any demand for payment under this Guaranty; and (vii) to the extent such benefit can be waived, the benefit of other laws purporting to limit the enforcement of an obligation of the Guarantor.

      17. Usury. Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on any of the Foreign Subsidiary Obligations should exceed the maximum lawful rate, the effective rate of such Foreign Subsidiary Obligations shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as credit against the unpaid principal balance due hereunder.

      18. Independent Counsel. The Guarantor hereby acknowledges that Motorola has suggested that the Guarantor obtain independent legal counsel to represent their interests in the transaction evidenced hereby and the Brightstar Documents, and the Guarantor have elected to retain independent counsel to represent them in those transactions.

             Unconditional Guaranty (Foreign Subsidiaries) - Page 5

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      19. Marshalling. The Guarantor waives any right or claim of right to cause a marshalling of any assets of any of the Foreign Subsidiaries or the assets of any other party now or hereafter held as security for the Foreign Subsidiary Obligations, and waives the benefit of any statute of limitations affecting the liability of the Guarantor hereunder, to the extent permitted by law.

      20. Remedies on Default. Upon the occurrence of any Default or Event of Default, all of the Foreign Subsidiary Obligations shall immediately be due and payable without notice. Further, Motorola shall then have all of the rights and remedies granted hereunder, all of the rights and remedies of a secured party and/or holder-in-due-course under the Uniform Commercial Code and other Laws of the State of Florida.

      21. Receipt of Brightstar Documents. The Guarantor hereby acknowledges and agrees to having received and reviewed a copy of all of the Brightstar Documents executed to date and is familiar with the various representations, warranties, covenants and obligations with respect to the Guarantor contained in the Brightstar Documents. The Guarantor hereby acknowledges that failure to timely comply with each and every of the covenants and obligations contained in the Brightstar Documents that pertain or relate to the Guarantor, including with limitation, the covenants regarding delivery of financial statements of the Guarantor to Motorola, will result in an event of default thereunder entitling Motorola to the rights and remedies contained therein, including without limitation, acceleration of the Foreign Subsidiary Obligations.

      22. Preservation and Limitation of Remedies. Motorola shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under the Brightstar Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment.

      23. Limits on Damages. The Guarantor and Motorola agree that they shall not have a remedy of punitive or exemplary damages against the other in any dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any dispute.

      24. Notices. Any notice, demand or other communications required to or permitted to be given or made hereunder in writing, shall be deemed given or made when (a) delivered in person; (b) five (5) days after such communication is posted in the mails; or (c) one (1) day after such communication is sent by a nationally recognized overnight courier service. Such communications shall be addressed as follows:

             Unconditional Guaranty (Foreign Subsidiaries) - Page 6

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       If to Motorola to:                Motorola, Inc
                                         798 International Parkway
                                         Sunrise, Florida 33325
                                         Attn: PCS Latin America Director of
                                               Finance

       With a copy to:                   Shook, Hardy & Bacon L.L.P.
                                         Miami Center, Suite 2400
                                         201 South Biscayne Boulevard
                                         Miami, Florida 33131-4332
                                         Attn: John M. Barkett, Esq.

       If to the Guarantor to:           [Specify the particular Guarantor(s)]
                                         c/o Brightstar Corp.
                                         2010 N. W. 84th Avenue
                                         Miami, Florida 33122
                                         Attn: Raul M. Claure

       With a copy to:                   Kirkpatrick & Lockhart LLP
                                         Miami Center, 20th Floor
                                         201 South Biscayne Boulevard
                                         Miami, Florida 33131
                                         Attn: Clayton E. Parker, Esq.

      or at such other address or addresses as the party addressed may from time to time designate in writing.

      25. Governing Law. This Guaranty will be deemed made in and governed by the laws of the State of Florida, without regard to laws regarding conflicts of law.

      26. Severability. If any term or provision of this Guaranty should be declared invalid by a court of competent jurisdiction, the remaining terms and provisions will be unimpaired and the invalid term or provision will be replaced by such valid term or provision as comes closest to the intention underlying the invalid term or provision.

      27. WAIVER OF JURY TRIAL. THE GUARANTOR AND MOTOROLA HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER AGREEMENT AMONG ANY OF THE BRIGHTSTAR PARTIES, ON ONE HAND, AND ANY MOTOROLA PARTY ON THE OTHER HAND, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EACH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE GUARANTOR AND MOTOROLA ENTERING INTO THIS AGREEMENT. THE PROVISIONS OF THIS ARTICLE HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE GUARANTOR NOR MOTOROLA HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE

             Unconditional Guaranty (Foreign Subsidiaries) - Page 7
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PROVISIONS OF THIS ARTICLE WILL NOT BE ENFORCED IN ALL INSTANCES. NEITHER THE
GUARANTY NOR MOTOROLA SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

      28. Waiver of Plea or Jurisdictions or Venue. Because the Guarantor and Motorola each have significant interest in consistent interpretation of this Guaranty, the Guarantor designates Miami, Florida as the sole forum for resolution of any dispute arising hereunder. The Guarantor hereby waives any plea of jurisdiction or venue as not having a place of business in Miami-Dade County, Florida, and hereby specifically authorizes any action brought upon the enforcement of this Guaranty by Motorola to be instituted and prosecuted in either the Circuit Court of Miami-Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of Motorola. The Guarantor further agrees that a final judgment in any action or proceeding will be conclusive and may be enforced against it in any other jurisdiction or in any other manner provided by law.

      29. Miscellaneous. This Guaranty may be validly executed and delivered by fax or other electronic transmission and in one or more counterpart signature pages. This Guaranty shall be construed without presumption for or against the drafter of all or any part hereof. Section headings are for convenience of reference only and shall not limit the scope of any Section. All factual recitals and other matters set forth in the Preliminary Statements to this Guaranty shall constitute a part of this Guaranty. Each Guarantor is jointly and severally liable for all obligations under this Guaranty (including, without limitation, payment of all of the Foreign Subsidiary Obligations), whether or not the specific provision giving rise to such obligations expressly provides for joint and several liability.

                          [Signature page(s) to follow]

             Unconditional Guaranty (Foreign Subsidiaries) - Page 8

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first above written.

                                       BRIGHTSTAR DE ARGENTINA, S.A.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR DO BRASIL, LTDA.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR CORP. CHILE, LTDA.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR DOMINICANA, S.A.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR ECUADOR, LTDA.

                                       BY: /s/ R. MARCELO
                                           -------------------------------------
                                       NAME: R. MARCELO
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR EL SALVADOR S.A. DE C.V.

                                       BY: /s/ R. MARCELO
                                           -------------------------------------
                                       NAME: R. MARCELO
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR GUATEMALA , C.A.

                                       BY: /s/ R. MARCELO
                                           -------------------------------------
                                       NAME: R. MARCELO
                                       TITLE: PRESIDENT

            Unconditional Guaranty (Foreign Subsidiaries) - Page 9

                                       BRIGHTSTAR DE MEXICO S.A. DE C.V.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR DE PARAGUAY , S. DE R.L.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR PERU, S.R.L.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR PUERTO RICO, INC.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR URUGUAY , S.A.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR DE VENEZUELA , C.A.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

                                       BRIGHTSTAR PROVEEDOR DE SOLUCIONES
                                       TECNOLOGICAS S.A.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

            Unconditional Guaranty (Foreign Subsidiaries) - Page 10

                                       SOLUCIONES INTELIGENTES PARA EL MERCADO
                                       MOVIL, S.A. DE C.V.

                                       BY: /s/ R. MARCELO CLAURE
                                           -------------------------------------
                                       NAME: R. MARCELO CLAURE
                                       TITLE: PRESIDENT

            Unconditional Guaranty (Foreign Subsidiaries) - Page 11

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. MARCELO CLAURE, who in his/her capacity as president of BRIGHTSTAR DE ARGENTINA, S.A., a entity organized under the laws of Argentina, and who is personally known to me or has produced
------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR DO BRASIL, LTDA., a entity organized under the laws of Brazil, and who is personally known to me or has produced ------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. MARCELO CLAURE, who in his/her capacity as President of BRIGHTSTAR CORP. CHILE, LTDA., a entity organized under the laws of Chile, and who is personally known to me or has produced ------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

            Unconditional Guaranty (Foreign Subsidiaries) - Page 12

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. MARCELO CLAURE, who in his/her capacity as PRESIDENT of BRIGHTSTAR DOMINICANA, S.A., a entity organized under the laws of Dominican Republic, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR ECUADOR, LTDA., a entity organized under the laws of Ecuador, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR EL SALVADOR S.A. DE C.V., a entity organized under the laws of El Salvador, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

            Unconditional Guaranty (Foreign Subsidiaries) - Page 13

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR GUATEMALA, C.A., a entity organized under the laws of Guatemala, and who is personally known to me or has produced
-------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR DE MEXICO S.A. DE C.V., a entity organized under the laws of Mexico, and who is personally known to me or has produced
----------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR DE PARAGUAY, S. DE R.L., a entity organized under the laws of Paraguay, and who is personally known to me or has produced ---------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

            Unconditional Guaranty (Foreign Subsidiaries) - Page 14

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR PERU, S.R.L., a entity organized under the laws of Peru, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR PUERTO RICO, INC., a entity organized under the laws of the Commonwealth of Puerto Rico, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR URUGUAY, S.A., a entity organized under the laws of Uruguay, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

            Unconditional Guaranty (Foreign Subsidiaries) - Page 15

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR DE VENEZUELA, C.A., a entity organized under the laws of Venezuela, and who is personally known to me or has produced
-------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR PROVEEDOR DE SOLUCIONES TECNOLOGICAS S.A., a entity organized under the laws of Bolivia, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this 23rd day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of SOLUCIONES INTELIGENTES PARA EL MERCADO MOVIL, S.A. DE C.V., a entity organized under the laws of Mexico, and who is personally known to me or has produced -------------------- as identification.

                                      /s/ Clayton E. Parker
      [SEAL]                          ----------------------------------
                                      NOTARY PUBLIC
                                      NAME OF NOTARY PRINTED : Clayton E. Parker

      My commission expiries:

            Unconditional Guaranty (Foreign Subsidiaries) - Page 16